                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Form 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) October 31, 2001
                                                         ----------------

                       Philips International Realty Corp.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Maryland                       000-23463               13-3963667
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
          Incorporation)                                     Identification No.)

                     417 Fifth Avenue, New York, N.Y. 10016
               (Address of principal executive offices) (Zip Code)

         Registrant's telephone number, including area code 212-545-1100
                                                            ------------

                                 Not Applicable
          (Former name or former address, if changed since last report)

Philips International Realty Corp., pursuant to the requirements of the Securities Exchange Act of 1934, as amended, hereby amends the following item of its Current Report on Form 8-K dated October 31, 2001 (filed with the Securities and Exchange Commission on November 14, 2001), as set forth in the pages attached hereto:

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

   (b)   Pro forma financial information relative to the sale reported on
         Form 8-K dated October 31, 2001 filed herewith is as follows:
                                                                           Page
         Pro forma Condensed Consolidated Balance
         Sheet as of September 30, 2001 (Unaudited)                          5

         Pro forma Condensed Consolidated Statement
         of  Income for the Year Ended December 31, 2000
         (Unaudited)                                                         6

         Pro forma Condensed Consolidated Statement of
         Income for the Nine Months Ended September 30, 2001
         (Unaudited)                                                         7

         Notes to Pro Forma Condensed Consolidated
         Financial Statements (Unaudited)                                    8

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 21, 2001

                                            PHILIPS INTERNATIONAL REALTY CORP.

                                            (Registrant)


                                            By: /s/ Carl Kraus
                                                ------------------------------
                                                       Carl Kraus
                                                  Chief Financial Officer


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PHILIPS INTERNATIONAL REALTY CORP.

              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

         The accompanying Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2001 assumes the disposition of the Highway 101 Shopping Center Property had occurred as of such date. The accompanying Pro Forma Condensed Consolidated Statements of Income for the Year Ended December 31, 2000 and the Nine Months Ended September 30, 2001 assume such transaction and the July 2000, November/December 2000, the June 2000 and August 2001 sales of properties had occurred as of January 1, 2000.

         The Pro Forma Condensed Consolidated Financial Statements have been prepared by the management of Philips International Realty Corp. These pro forma statements may not be indicative of the financial position at September 30, 2001 or the results of operations that would have actually occurred if the dispositions of the properties had occurred as of January 1, 2000. Also, they may not be indicative of the results that may be achieved in the future. The Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the financial information contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 and quarterly report on Form 10-Q for the period ended September 30, 2001 and the accompanying notes thereto.

                       PHILIPS INTERNATIONAL REALTY CORP.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2001
                                   (UNAUDITED)


                                                                                                      SALE OF
                                                                                                     PROPERTY
                                                                                   HISTORIC         OCTOBER 2001        PRO FORMA
                                                                                  ------------      -------------      ------------
                              ASSETS

Rental properties - net - held for sale                                           $ 22,930,637       $  3,656,000      $ 19,274,637
Cash and cash equivalents                                                              640,194                  0           640,194
Accounts receivable                                                                    666,783             11,611           655,172
Deferred charges and prepaid expenses                                                  132,436             14,133           118,303
Other assets                                                                         1,842,377              6,114         1,836,263
                                                                                  ------------       ------------      ------------
                                                                                  $ 26,212,427       $  3,687,858      $ 22,524,569
                                                                                  ============       ============      ============

         LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
Accounts payable and accrued expenses                                                1,440,540             14,918         1,425,622
Other liabilities                                                                       73,171              2,500            70,671
                                                                                  ------------       ------------      ------------
Total Liabilities                                                                    1,513,711             17,418         1,496,293
                                                                                  ------------       ------------      ------------
Minority interests in Operating Partnership                                             83,707             12,479            71,228
                                                                                  ------------       ------------      ------------

Shareholders' Equity

Preferred Stock, $.01 par value; 30,000,000 shares authorized;
       no shares issued and outstanding                                                      0                  0                 0
Common Stock, $.01 par value; 150,000,000 shares authorized;
       7,340,474 shares issued and outstanding                                          73,405                  0            73,405
Additional paid in capital                                                          92,668,007                  0        92,668,007
Cumulative distributions in excess of net income                                   (68,126,403)         3,657,961       (71,784,364)
                                                                                  ------------       ------------      ------------
Total Shareholders' Equity                                                          24,615,009          3,657,961        20,957,048
                                                                                  ------------       ------------      ------------
Total Liabilities and Shareholders' Equity                                        $ 26,212,427       $  3,687,858      $ 22,524,569
                                                                                  ============       ============      ============




                             See accompanying notes.

                       PHILIPS INTERNATIONAL REALTY CORP.
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                                   (UNAUDITED)



                                                                                  SALE OF
                                                                   HISTORIC       PROPERTIES       PRO FORMA
                                                                 ------------    -----------     ------------
Revenues from rental property                                    $ 43,133,885    $ 39,182,343    $  3,951,542
                                                                 ------------    ------------    ------------

Expenses:
    Operating expenses                                              5,573,314       5,162,652         410,662
    Real estate taxes                                               6,289,543       5,947,569         341,974
    Management fees to affiliates                                   1,255,919       1,137,851         118,068
    Interest expense                                               12,166,549      12,166,549               0
    Depreciation and amortization                                   5,598,337       5,197,057         401,280
    General and administrative expenses                             4,726,522         673,774       4,052,748
                                                                 ------------    ------------    ------------
                                                                   35,610,184      30,285,452       5,324,732
                                                                 ------------    ------------    ------------
    Operating income                                                7,523,701       8,896,891      (1,373,190)
Equity in net income (loss) of real estate joint venture              (30,529)       (124,862)         94,333
Minority interests in income before gain on sale of shopping center properties and extraordinary items of Operating
    Partnership                                                    (2,119,641)     (2,118,294)         (1,347)
Other income (expense), net                                         1,675,155               8       1,675,147
                                                                 ------------    ------------    ------------
Income before gain on sale of shopping center properties and
    extraordinary items                                          $  7,048,686    $  6,653,743    $    394,943
                                                                 ============    ============    ============


Basic and diluted net income per common share before gain on
    sale of shopping center properties and extraordinary items   $       0.96                    $       0.05




                             See accompanying notes

                       PHILIPS INTERNATIONAL REALTY CORP.
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001
                                   (UNAUDITED)


                                                                                                     SALE OF
                                                                                                   PROPERTIES
                                                                                                  JUNE, AUGUST
                                                                                 HISTORIC        & OCTOBER 2001          PRO FORMA
                                                                                -----------      --------------         -----------
Revenues from rental property                                                   $ 4,020,859         $ 1,063,822         $ 2,957,037
                                                                                -----------         -----------         -----------

Expenses:
     Operating expenses                                                             511,674             145,874             365,800
     Real estate taxes                                                              468,045             197,823             270,222
     Management fees to affiliates                                                  116,186              31,689              84,497
     General and administrative expenses                                            754,288              16,978             737,310
                                                                                -----------         -----------         -----------
                                                                                  1,850,193             392,364           1,457,829
                                                                                -----------         -----------         -----------
     Operating income                                                             2,170,666             671,458           1,499,208

Minority interests in income before sale of shopping center                          (7,409)             (2,320)             (5,089)
properties of Operating Partnership

Other income (expense), net                                                           8,587              10,720              (2,133)
                                                                                -----------         -----------         -----------
Income before gain on sale of shopping center properties                        $ 2,171,844         $   679,858         $ 1,491,986
                                                                                ===========         ===========         ===========


Basic and diluted income per common share before gain on                        $      0.30                             $      0.20
sale of shopping center properties



                             See accompanying notes.

                       PHILIPS INTERNATIONAL REALTY CORP.

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS




1.       Basis of Presentation

              The Pro Forma amounts adjust the historic operating results for the year ended December 31, 2000 and the nine months ended September 30, 2001 to give effect to the July 2000, November and December 2000, the June 2001, the August 2001 and the October 2001 dispositions of the properties, as if these transactions had been completed as of January 1, 2000. The accompanying Pro Forma Condensed Consolidated Balance Sheet assumes the October 2001 disposition of the Highway 101 Shopping Center Property had been completed as of September 30, 2001.





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